This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Debt Subordination Agreement (the “Subordination Agreement”) dated as of June 1, 2006, between Sunrise Coal, LLC and Old National Bank to the Senior Debt (as defined therein), as the same may be amended from time to time, as more particularly described in the Subordination Agreement, and each holder of this instrument, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

PROMISSORY NOTE

$5,000,000.00                                                                                     Denver, Colorado
                                                                                            June 1, 2006

FOR VALUE RECEIVED, SUNRISE COAL, LLC, an Indiana limited liability company (the “Borrower”), hereby unconditionally promises to pay ON DEMAND to the order of HALLADOR PETROLEUM COMPANY, a Colorado corporation (“Lender”), at 1660 Lincoln Street, Suite 2700, Denver, Colorado 80264, or at such other address as the holder of this Promissory Note (this “Note”) may specify in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of up to FIVE MILLION DOLLARS AND NO/00 ($5,000,000.00) (the “Maximum Principal Amount”), or, if less, the then outstanding aggregate principal amount of all advances as set forth on Schedule A attached hereto and updated from time to time by Borrower and Lender, and to pay interest on the unpaid principal amount hereof from time to time at a rate of eight percent (8%) per annum (the “Base Rate”), no later than five days after the date on which Lender demands payment of this Note, or the date which is five years after the date of this Note (as first set forth above) if no such demand is made before such date (the “Maturity Date”) if not sooner paid.

WHEREAS, Borrower must have funds immediately available in order to continue its development of the Carlisle coal mine (collectively, the “Project”) located near Terre Haute, Indiana.

WHEREAS, Borrower and Lender have entered into a letter of intent with respect to a proposed investment by Lender in Borrower (the “Letter of Intent”) and Lender therefore desires that Borrower continue the development of the Project.

Section 1.   Advances. Borrower may request advances under this Note from time to time, in form and substance acceptable to Lender in Lender’s sole and absolute discretion; provided, however, the total principal amount outstanding at any time under this Note shall not exceed the Maximum Principal Amount. Notwithstanding any provision to the contrary herein, each advance requested by Borrower under this Note may be approved or rejected by Lender in Lender’s sole and absolute discretion. If at any time the aggregate principal amount outstanding under this Note exceeds the Maximum Principal Amount, Borrower agrees to immediately repay to Lender such excess amount, plus all accrued but unpaid interest thereon. Borrower may request advances under this Note no more often than twice each calendar month. Lender shall fund each approved advance under this Note within five Business Days following receipt of such request and all supporting instruments and documents which Lender may require. Subject to the terms and conditions in this Note, Borrower may borrow and repay, but not reborrow under this Note.

Section 2.   Payment of Principal and Interest. Interest shall accrue at the Base Rate on the outstanding principal balance of this Note from the date such principal amount is disbursed to Borrower until the outstanding principal balance of this Note is paid in full. Borrower shall pay such interest and the unpaid principal balance of this Note on the Maturity Date. Notwithstanding anything to the contrary herein, Lender shall not demand payment of this Note any earlier than the date that is at least twelve months after the date hereof; provided that notwithstanding the foregoing Lender may accelerate this Note at any time in accordance with the provisions of Section 10 hereof.

(a)  Payment on Next Succeeding Business Day. If the payment date falls on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest. For purposes of this Note, “Business Day” means a day of the year on which banks are not required or authorized to close in Denver, Colorado or New York, New York.

(b)  Maturity Date. On the Maturity Date, Borrower shall pay and perform in full all Obligations then outstanding. Borrower shall make payment under this Note not later than 11:00 A.M. (New York City time) on the Maturity Date in U.S. dollars to Lender by wire transfer of same day funds to an account specified by Lender. All sums paid by Borrower in connection with this Note shall be applied first to accrued but unpaid interest, and next to principal remaining to be paid under this Note, and then to any other Obligations of Borrower hereunder; provided, however, that Lender may at its option refuse to accept any prepayment not otherwise permitted under this Note.

(c)  Obligations. For purposes of this Note, the “Obligations” are Borrower’s obligation to pay principal, interest, charges, guarantees, indemnities and other amounts payable under this Note, and in the event of any proceeding for the collection or enforcement of the Obligations, after an Event of Default shall have occurred and be continuing, the expenses of any exercise by Lender of its rights under this Note, together with attorney’s fees and court costs.

Section 3.   Prepayment.

(a)  Optional Prepayments. Borrower may, upon at least three days’ notice to Lender, stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of this Note in whole or in part, together with accrued interest to the date of such prepayment on the principal amount so prepaid; provided, however, that each partial prepayment shall be in an outstanding principal amount not less than $100,000 or an integral multiple of $50,000 in excess thereof (or, if the outstanding principal amount of this Note is less, such outstanding principal amount).

(b)  Mandatory Prepayments. Prepayments of this Note shall be mandatory immediately upon any sale or other disposition of all or substantially all of the direct or indirect assets of Borrower in one or a series of transactions, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, Borrower shall prepay the Obligations under this Note in an amount equal to such proceeds, together with all accrued and unpaid interest on the principal amount being prepaid through the date of prepayment.

Section 4.   Failure to Comply. If Borrower fails to comply with any of its obligations set forth in Article 2 of the Letter of Intent, which Letter of Intent Borrower acknowledges is a material consideration for Lender’s participation in this Note, or any documents or agreements entered into in connection therewith, Borrower shall immediately prepay all of the principal amount then outstanding under this Note, together with all accrued and unpaid interest on such principal amount and any other Obligations of Borrower due under this Note.

Section 5.   Default Interest. If all or any portion of the principal amount of this Note or any interest thereon is not paid on or prior to the date such amounts are due, such overdue amounts shall thereafter bear interest at the Base Rate plus five percent (5%) per annum. If this Note is not paid when due, Borrower further promises to pay all costs of collection, foreclosure fees, and reasonable attorneys' fees incurred by the holder, whether or not suit is filed hereon, together with the fees, costs and expenses as provided in this Note.

Section 6.   Limitation of Interest Rate. The interest rate on this Note is expressly limited so that in no contingency whatsoever, whether by reason of acceleration of the maturity of this Note or otherwise, shall the interest contracted for or charged or received by any Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law, and the amount of interest for any subsequent period, to the extent less than that permitted by applicable law, shall to that extent be increased by the amount of such reduction.

Section 7.   Taxes. Any and all payments by Borrower under this Note shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all interest, penalties and other liabilities with respect thereto, excluding, in the case of Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the United States (other than United States withholding taxes) or the jurisdiction under the laws of which Lender is organized or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges, and withholdings and interest, penalties and other liabilities being hereinafter referred to as “Taxes”). If Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable under this Note, then (i) the sum payable shall be increased as may be necessary so that after making all required deductions and withholdings of Taxes (including deductions and withholdings of Taxes applicable to additional sums payable under this Section 6), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings of Taxes been made, (ii) Borrower shall make such deductions and withholdings, and (iii) Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 6 shall survive the payment in full of any and all amounts due under this Note.

Section 8.   Representations, Warranties and Covenants of Borrower. Borrower represents and warrants that the following statements are true, correct and complete:

(a)  Borrower (i) is a limited liability company duly organized and validly existing under the laws of the State of Indiana, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, and (iii) has all requisite power and authority to own or lease and operate its properties and to conduct its business as presently conducted and to execute and deliver, and to perform its obligations under, this Note.

(b)  This Note has been duly executed and delivered by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

Section 9.   Covenants. So long as any Obligations under this Note shall remain outstanding, Borrower shall:

(a)  use the proceeds of this Note solely for working capital and for third-party costs and expenses related to the development and construction of the Project, including the purchase of materials, equipment and services physically incorporated into the Project, and for costs and expenses related to the closing of the Howesville coal mine as approved in advance by Lender in its sole and absolute discretion;

(b)  comply with all applicable laws, rules, regulations and orders, including all applicable laws regarding the protection and safety of the environment and Borrower’s employees, applicable to Borrower’s operations and properties noncompliance with which could have a material adverse effect on Borrower, its financial condition or its operations; and shall obtain and do all things necessary to renew, extend and continue in effect all permits, licenses and approvals necessary to operate its business in compliance with all applicable laws;

(c)  at any reasonable time and from time to time, upon reasonable prior notice, permit Lender or any agents or representatives thereof to examine its records and books, and visit its properties, including, but not limited to, the Project sites, and to discuss its affairs, finances and accounts with any of Lender’s managers, officers or directors and with its independent certified public accountants;

(d)  keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and businesses of Borrower in accordance with generally accepted accounting principles;

(e)  pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property as well as all other material liabilities, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside;

(f)  give Lender immediate notice of the receipt by Borrower of any notice of default under any document, instrument or agreement evidencing Borrower’s indebtedness for borrowed money to which Borrower is a party or by which it or its properties are bound or affected, including, without limitation, the Credit Agreement dated as of April 19, 2006 by and between Borrower and Old National Bank (together with all documents and instruments executed in connection therewith, the “Senior Credit Documents”), together with a copy of such notice;

(g)  not engage in any business other than the ownership and operation of coal reserves and coal mines and related businesses;

(h)  not, except as contemplated under the Letter of Intent, merge into or consolidate with any other entity, acquire any other entity, allow any other entity to merge into it, materially change its form of organization or its business, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or sell, transfer, assign, discount, lease or otherwise dispose of any of its business assets except for in the ordinary course of business;

(i)  not, except as contemplated in the Senior Credit Documents, create, incur, assume or suffer to exist any indebtedness, nor create or suffer to exist any liens, charges or other encumbrances of any kind on its assets; and

(j)  not modify, amend, supplement, terminate, replace or waive any rights under any material agreement relating to the Project without Lender’s prior written consent, which consent shall not be unreasonably withheld.

Section 10.   Events of Default. Upon the occurrence and continuance of any one or more of the following (each an “Event of Default”), all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable as provided herein:

(a)  Borrower fails to pay when due any principal, interest or other Obligations when the same becomes due and payable hereunder, and such failure continues for a period of three (3) days following the date upon which any such payment was due.

(b)  Borrower breaches any covenant or any other term or condition of this Note in any material respect and, in each such case, such breach, if subject to cure, continues for a period of five (5) days after the occurrence thereof.

(c)  Any representation or warranty made by Borrower herein shall be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

(d)  Borrower shall generally not pay its debts as such debt becomes due, or shall admit in writing its inability to pay debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, Borrower) shall occur, or the action to authorize any of the actions set forth above in this Section 9 (d).

(e)  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its real or personal property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

(f)  Borrower’s failure to perform or comply in all material respects with its obligations under Article 2 of the Letter of Intent or any related agreement with Lender.

(g)  The occurrence of a change in the controlling ownership of Borrower.

(h)  The occurrence of a default or event of default (which has not been cured during any applicable cure or grace period) under any document, instrument or agreement evidencing Borrower’s indebtedness for borrowed money, including, without limitation, the Senior Credit Documents.

Section 11.   Remedies. At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Note and under applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder or under applicable law are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Note. To the maximum extent permitted by law, Lender may, at any time or times, proceed directly against Borrower to collect the Obligations owing by Borrower to Lender.

Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, accelerate the payment of all Obligations owing by Borrower to Lender and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Section 9 (d), all Obligations owing by Borrower to Lender shall automatically become immediately due and payable).

Section 12.   Miscellaneous.

(a)  Lender is hereby authorized to record the date and amount of each payment or prepayment of the principal amount of this Note or any interest thereon on the schedules annexed hereto and constituting a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not limit or otherwise affect the obligations of Borrower under this Note.

(b)  Nothing in this Note shall be construed to compel or require Borrower or Lender to reach a binding agreement on the transactions contemplated by the Letter of Intent or in any other respect. This Note does not create and is not intended to create a binding and enforceable agreement between Borrower and Lender with respect to such transactions or any potential business consolidation or other transaction, and may not be relied upon by Borrower or Lender as the basis for a contract by estoppel or otherwise. A binding commitment with respect to the transactions contemplated by the Letter of Intent or any other transactions contemplated between Borrower and Lender can only result from the execution and delivery of definitive documents related to such transactions.

(c)  All notices and other communications required or permitted to be given or made under this Note shall be in writing and shall be given or made by mail (certified or registered, return receipt requested), by overnight courier, via facsimile or by personal delivery at the address specified below or at such other address as shall be designated in a notice in writing:

If to Lender:

Hallador Petroleum Company
                                1660 Lincoln Street, Suite 2700
                                Denver, CO 80264
                                Attention: Victor Stabio

Facsimile: 303.832.3013

If to Borrower:

Sunrise Coal, LLC
       6641 South Road 46
                               Terre Haute, Indiana 47802
                                Attention: Brent Bilsland
                                Facsimile: 812.894.3665

(d)  Any waiver of any rights under this Note is neither valid nor effective unless made in writing and signed by the holder of this Note. No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right. A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion. Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective. This Note cannot be changed, modified, amended, or terminated except in writing and signed by Lender and Borrower.

(e)  This Note is made for the benefit of, and shall be enforceable by, Lender and its successors and assigns.

(f)  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

(g)  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado, without reference to the principles of conflicts of laws thereof.

(h)  THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY COLORADO STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN DENVER, COLORADO, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COLORADO STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE UNDERSIGNED HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 (h) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

{Signature appears on following page}

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

BORROWER: SUNRISE COAL, LLC an Indiana limited liability company By: /S/BRENT K. BILSLAND Brent K. Bilsland Managing Member and Attorney-in-Fact

SCHEDULE A

ADVANCES AND REPAYMENTS OF AMOUNTS OUTSTANDING UNDER THE NOTE

Date of Advance	Amount of Advance	Date of Repayment	Amount of Repayment	Remaining Balance of Under Line of Credit	Notation Made By